                    ISSUING AND PAYING AGENCY AGREEMENT

      This Agreement, dated as of January 12, 2001, is by and between Tyson Foods, Inc. (the "Issuer") and The Chase Manhattan Bank ("Chase").

1.   APPOINTMENT AND ACCEPTANCE

      The Issuer hereby appoints Chase as its issuing and paying agent in connection with the issuance and payment of certain short-term promissory notes of the Issuer (the "Notes"), as further described herein, and Chase agrees to act as such agent upon the terms and conditions contained in this Agreement.

2.   COMMERCIAL PAPER PROGRAMS

      The Issuer may establish one or more commercial paper programs under this Agreement by delivering to Chase a completed program schedule (the "Program Schedule"), with respect to each such program. Chase has given the Issuer a copy of the current form of Program Schedule and the Issuer shall complete and return its first Program Schedule to Chase prior to or simultaneously with the execution of this Agreement. In the event that any of the information provided in, or attached to, a Program Schedule shall change, the Issuer shall promptly inform Chase of such change in writing.

3.   NOTES

      All Notes issued by the Issuer under this Agreement shall be short-term promissory notes, exempt from the registration requirements of the Securities Act of 1933, as amended, as indicated on the Program Schedules, and from applicable state securities laws. The Notes may be placed by dealers (the "Dealers") pursuant to Section 4 hereof. Notes shall be issued in either certificated or book-entry form.

4.   AUTHORIZED REPRESENTATIVES

      The Issuer shall deliver to Chase a duly adopted corporate resolution from the Issuer's Board of Directors (or other governing body) authorizing the issuance of Notes under each program established pursuant to this Agreement and a certificate of incumbency, with specimen signatures attached, of those officers, employees and agents of the Issuer authorized to take certain actions with respect to the Notes as provided in this Agreement (each such person is hereinafter referred to as an "Authorized Representative"). Until Chase receives any subsequent incumbency certificates of the Issuer, Chase shall be entitled to rely on the last incumbency certificate delivered to it for the purpose of determining the Authorized Representatives. The Issuer represents and warrants that each Authorized Representative may appoint other officers, employees and agents of the Issuer (the "Delegates"), including without limitation any Dealers, to issue instructions to Chase under this Agreement, and take other actions on the Issuer's behalf hereunder, provided that notice of the appointment of each Delegate is delivered to Chase in writing. Each such appointment shall remain in effect unless and until revoked by the Issuer in a written notice to Chase.




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5.   CERTIFICATED NOTES

       If and when the Issuer intends to issue certificated notes ("Certificated Notes"), the Issuer and Chase shall agree upon the form of such Notes. Thereafter, the Issuer shall from time to time deliver to Chase adequate supplies of Certificated Notes which will be in bearer form, serially numbered, and shall be executed by the manual or facsimile signature of an Authorized Representative. Chase will acknowledge receipt of any supply of Certificated Notes received from the Issuer, noting any exceptions to the shipping manifest or transmittal letter (if any), and will hold the Certificated Notes in safekeeping for the Issuer in accordance with Chase's customary practices. Chase shall not have any liability to the Issuer to determine by whom or by what means a facsimile signature may have been affixed on Certificated Notes, or to determine whether any facsimile or manual signature is genuine, if such facsimile or manual signature resembles the specimen signature attached to the Issuer's certificate of incumbency with respect to such Authorized Representative. Any Certificated Note bearing the manual or facsimile signature of a person who is an Authorized Representative on the date such signature was affixed shall bind the Issuer after completion thereof by Chase, notwithstanding that such person shall have ceased to hold his or her office on the date such Note is countersigned or delivered by Chase.

6.   BOOK-ENTRY NOTES

     The Issuer's book-entry notes ("Book-Entry Notes") shall not be issued in physical form, but their aggregate face amount shall be represented by a master note (the "Master Note") in the form of Exhibit A executed by the
Issuer pursuant to the book-entry commercial paper program of The Depository Trust Company ("DTC"). Chase shall maintain the Master Note in safekeeping, in accordance with its customary practices, on behalf of Cede & Co., the registered owner thereof and nominee of DTC. As long as Cede & Co. is the registered owner of the Master Note, the beneficial ownership interest therein shall be shown on, and the transfer of ownership thereof shall be effected through, entries on the books maintained by DTC and the books of its direct and indirect participants. The Master Note and the Book-Entry Notes shall be subject to DTC's rules and procedures, as amended from time to time. Chase shall not be liable or responsible for sending transaction statements of any kind to DTC's participants or the beneficial owners of the Book-Entry Notes, or for maintaining, supervising or reviewing the records of DTC or its participants with respect to such Notes. In connection with DTC's program, the Issuer understands that as one of the conditions of its participation therein, it shall be necessary for the Issuer and Chase to enter into a Letter of Representations, in the form of Exhibit B hereto, and for DTC to receive and accept such Letter of Representations. In accordance with DTC's program, Chase shall obtain from the CUSIP Service Bureau a written list of CUSIP numbers for Issuer's Book-Entry Notes, and Chase shall deliver such list to DTC. The CUSIP Service Bureau shall bill the Issuer directly for the fee or fees payable for the list of CUSIP numbers for the Issuer's Book-Entry Notes.







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7.   ISSUANCE INSTRUCTIONS TO CHASE; PURCHASE PAYMENTS

      The Issuer understands that all instructions under this Agreement are to be directed to Chase's Commercial Paper Operations Department. Chase shall provide the Issuer, or, if applicable, the Issuer's Dealers, with access to Chase's Money Market Issuance System or other electronic means (collectively, the "System") in order that Chase may receive electronic instructions for the issuance of Notes. Electronic instructions must be transmitted in accordance with the procedures furnished by Chase to the Issuer or its Dealers in connection with the System. These transmissions shall be the equivalent to the giving of a duly authorized written and signed instruction which Chase may act upon without liability. In the event that the System is inoperable at any time, an Authorized Representative or a Delegate may deliver written, telephone or facsimile instructions to Chase, which instructions shall be verified in accordance with any security procedures agreed upon by the parties. Chase shall incur no liability to the Issuer in acting upon instructions believed by Chase in good faith to have been given by an Authorized Representative or a Delegate. In the event that a discrepancy exists between a telephonic instruction and a written confirmation, the telephonic instruction will be deemed the controlling and proper instruction. Chase may electronically record any conversations made pursuant to this Agreement, and the Issuer hereby consents to such recordings. All issuance instructions regarding the Notes must be received by 1:00 P.M. New York time in order for the Notes to be issued or delivered on the same day.

     (a)   Issuance  and  Purchase of  Book-Entry  Notes.         Upon
     receipt of issuance instructions from the Issuer or its Dealers with respect to Book-Entry Notes, Chase shall transmit such instructions to DTC and direct DTC to cause appropriate entries of the Book-Entry Notes to be made in accordance with DTC's applicable rules, regulations and procedures for book-entry commercial paper programs. Chase shall assign CUSIP numbers to the Issuer's Book-Entry Notes to identify the Issuer's aggregate principal amount of outstanding Book-Entry Notes in DTC's system, together with the aggregate unpaid interest (if any) on such
     Notes.   Promptly following DTC's established settlement time  on
     each issuance date, Chase shall access DTC's system to verify whether settlement has occurred with respect to the Issuer's Book-
     Entry  Notes.   Prior to the close of business on  such  business
     day, Chase shall deposit immediately available funds in the amount of the proceeds due the Issuer (if any) to the Issuer's account at Chase and designated in the applicable Program Schedule (the "Account"), provided that Chase has received DTC's confirmation that the Book-Entry Notes have settled in accordance
     with  DTC's applicable rules, regulations and procedures.   Chase
     shall have no liability to the Issuer whatsoever if any DTC participant purchasing a Book-Entry Note fails to settle or delays in settling its balance with DTC or if DTC fails to perform in any respect.







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

     (b) Issuance and Purchase of Certificated Notes. Upon receipt of issuance instructions with respect to Certificated Notes, Chase shall: (a) complete each Certificated Note as to principal amount, date of issue, maturity date, place of payment, and rate or amount of interest (if such Note is interest bearing) in accordance with such instructions; (b) countersign each Certificated Note; and (c) deliver each Certificated Note in accordance with the Issuer's instructions, except as otherwise set forth below. Whenever Chase is instructed to deliver any Certificated Note by mail, Chase shall strike from the Certificated Note the word "Bearer," insert as payee the name of the person so designated by the Issuer and effect delivery by mail to such payee or to such other person as is specified in such instructions to receive the Certificated Note. The Issuer understands that, in accordance with the custom prevailing in the commercial paper market, delivery of Certificated Notes shall be made before the actual receipt of payment for such Notes in immediately available funds, even if the Issuer instructs Chase to deliver a Certificated Note against payment. Therefore, once Chase has delivered a Certificated Note to the designated recipient, the Issuer shall bear the risk that such recipient may fail to remit payment of such Note or return such Note to Chase. Delivery of Certificated Notes shall be subject to the rules of the New York Clearing House in effect at the time of such delivery. Funds received in payment of Certificated Notes shall be credited to the Account.

8.   USE OF SALES PROCEEDS IN ADVANCE OF PAYMENT

     Chase shall not be obligated to credit the Issuer's Account unless and until payment of the purchase price of each Note is received by Chase. From time to time, Chase, in its sole discretion, may permit the Issuer to have use of funds payable with respect to a Note prior to Chase's receipt of the sales proceeds of such Note. If Chase makes a deposit, payment or transfer of funds on behalf of the Issuer before Chase receives payment for any Note, such deposit, payment or transfer of funds shall represent an advance by Chase to the Issuer to be repaid promptly, and in any event on the same day as it is made, from the proceeds of the sale of such Note, or by the Issuer if such proceeds are not received by Chase.

9.   PAYMENT OF MATURED NOTES

      On any day when a Note matures or is prepaid, the Issuer shall transmit, or cause to be transmitted, to the Account, prior to 2:30 P.M. New York time on the same day, an amount of immediately available funds sufficient to pay the aggregate principal amount of such Note and any applicable interest due. Chase shall pay the interest (if any) and principal on a Book-Entry Note to DTC in immediately available funds, which payment shall be by net settlement of Chase's account at DTC. Chase shall pay Certificated Notes upon presentment. Chase shall have no obligation under the Agreement to make any payment for which there is not sufficient, available and collected funds in the Account, and Chase may, without liability to the Issuer, refuse to pay any Note that would result in an overdraft to the Account.



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

10.  OVERDRAFTS

     (a) Intraday overdrafts with respect to each Account shall be subject to Chase's policies as in effect from time to time.

     (b) An overdraft will exist in an Account if Chase, in its sole discretion, (i) permits an advance to be made pursuant to Section 8 and, notwithstanding the provisions of Section 8, such advance is not repaid in full on the same day as it is made, or (ii) pays a Note pursuant to Section 9 in excess of the available collected balance in such Account. Overdrafts shall be subject to Chase's established banking practices, including, without limitation, the imposition of interest, funds usage charges and administrative fees. The Issuer shall repay any such overdraft, fees and charges no later than the next business day, together with interest on the overdraft at the rate established by Chase for the Account, computed from and including the date of the overdraft to the date of repayment.

11.  NO PRIOR COURSE OF DEALING

     No prior action or course of dealing on the part of Chase with respect to advances of the purchase price or payments of matured Notes shall give rise to any claim or cause of action by the Issuer against Chase in the event that Chase refuses to pay or settle any Notes for which the Issuer has not timely provided funds as required by this Agreement.

12.  RETURN OF CERTIFICATED NOTES

      Chase will in due course cancel any Certificated Note presented for payment and return such Note to the Issuer. Chase shall also cancel and return to the Issuer any spoiled or voided Certificated Notes. Promptly upon written request of the Issuer or at the termination of this Agreement, Chase shall destroy all blank, unissued Certificated Notes in its possession and furnish a certificate to the Issuer certifying such actions.

13.  INFORMATION FURNISHED BY CHASE

      Upon the reasonable request of the Issuer, Chase shall promptly provide the Issuer with information with respect to any Note issued and paid hereunder, provided, that the Issuer delivers such request in writing and, to the extent applicable, includes the serial number or note number, principal amount, payee, date of issue, maturity date, amount of interest (if any) and place of payment of such Note.

14.  REPRESENTATIONS AND WARRANTIES

      The Issuer represents and warrants that: (i) it has the right, capacity and authority to enter into this Agreement; and (ii) it will comply with all of its obligations and duties under this Agreement. The Issuer further represents and agrees that each Note issued and distributed upon its instruction pursuant to this Agreement shall constitute the Issuer's representation and warranty to Chase that such Note is a legal, valid and binding obligation of the Issuer, and that such Note is being issued in a transaction which is exempt from registration under the Securities Act of 1933, as amended, and any applicable state securities law.
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15.  DISCLAIMERS

      Neither Chase nor its directors, officers, employees or agents shall be liable for any act or omission under this Agreement except in the case of gross negligence or willful misconduct. IN NO EVENT SHALL CHASE BE LIABLE FOR SPECIAL, INDIRECT OR CONSEQUENTIAL LOSS OR DAMAGE OF ANY KIND WHATSOEVER (INCLUDING BUT NOT LIMITED TO LOST PROFITS), EVEN IF CHASE HAS BEEN ADVISED OF THE LIKELIHOOD OF SUCH LOSS OR DAMAGE AND REGARDLESS OF THE FORM OF ACTION. In no event shall Chase be considered negligent in consequence of complying with DTC's rules, regulations and procedures. The duties and obligations of Chase, its directors, officers, employees or agents shall be determined by the express provisions of this Agreement and they shall not be liable except for the performance of such duties and obligations as are specifically set forth herein and no implied covenants shall be read into this Agreement against them. Neither Chase nor its directors, officers, employees or agents shall be required to ascertain whether any issuance or sale of any Notes (or any amendment or termination of this Agreement) has been duly authorized or is in compliance with any other agreement to which the Issuer is a party (whether or not Chase is also a party to such agreement).

16.  INDEMNIFICATION

     The Issuer agrees to indemnify and hold harmless Chase, its directors, officers, employees and agents from and against any and all liabilities, claims, losses, damages, penalties, costs and expenses (including reasonable attorneys' fees and disbursements) suffered or incurred by or asserted or assessed against Chase or any of them arising out of Chase or any of them acting as the Issuer's agent under this Agreement, except for such liability, claim, loss, damage, penalty, cost or expense resulting from the negligence or willful misconduct of Chase, its directors, officers, employees or agents. This indemnity will survive the termination of this Agreement.

17.  OPINION OF COUNSEL

      The Issuer shall deliver to Chase all documents it may reasonably request relating to the existence of the Issuer and authority of the Issuer for this Agreement, including, without limitation, an opinion of counsel satisfactory to Chase.

18.  NOTICES

      All notices, confirmations and other communications hereunder shall (except to the extent otherwise expressly provided) be in writing and shall be sent by first-class mail, postage prepaid, by telecopier or by hand, addressed as follows, or to such other address as the party receiving such notice shall have previously specified to the party sending such notice:

If to the Issuer:        Tyson Foods, Inc.
               2210 West Oaklawn Drive
               Springdale, Arkansas  72762-6999
               Attention:     Dennis Leatherby
               Telephone:     (501) 290-4000
               Facsimile:     (501) 290-4061


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

If to Chase concerning the daily issuance and redemption of Notes:

               Attention:  Commercial Paper Operations
               55 Water Street, 2nd Floor
               New York NY 10041-2413
               Telephone:     (212) 638-0441
               Facsimile:     (212) 638-7881

All other:          Attention:  Commercial Paper Service Delivery Unit
               450 West 33rd Street, 15th Floor
               New York NY 10001-2697
               Telephone:     (212) 946-3108
               Facsimile:     (212) 946-8181

19.  COMPENSATION

      The Issuer shall pay compensation for services pursuant to this Agreement in accordance with the pricing schedules furnished by Chase to the Issuer from time to time and upon such payment terms as the parties shall determine. The Issuer shall also reimburse Chase for any fees and charges imposed by DTC with respect to services provided in connection with the Book-Entry Notes.

20.  BENEFIT OF AGREEMENT

      This Agreement is solely for the benefit of the parties hereto and no other person shall acquire or have any right under or by virtue hereof.

21.  TERMINATION

      This Agreement may be terminated at any time by either party by written notice to the other, but such termination shall not affect the respective liabilities of the parties hereunder arising prior to such termination.

22.  FORCE MAJEURE

      In no event shall Chase be liable for any failure or delay in the performance of its obligations hereunder because of circumstances beyond Chase's control, including, but not limited to, acts of God, flood, war (whether declared or undeclared), terrorism, fire, riot, strikes or work stoppages for any reason, embargo, government action, including any laws, ordinances, regulations or the like which restrict or prohibit the providing of the services contemplated by this Agreement, inability to obtain material, equipment, or communications or computer facilities, or the failure of equipment or interruption of communications or computer facilities, and other causes beyond Chase's control whether or not of the same class or kind as specifically named above.

23.  ENTIRE AGREEMENT

       This Agreement, together with the exhibits attached hereto, constitutes the entire agreement between Chase and the Issuer with respect to the subject matter hereof and supersedes in all respects all prior proposals, negotiations, communications, discussions and agreements between the parties concerning the subject matter of this Agreement.

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24.  WAIVERS AND AMENDMENTS

      No failure or delay on the part of any party in exercising any power or right under this Agreement shall operate as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. Any such waiver shall be effective only in the specific instance and for the purpose for which it is given. No amendment, modification or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Issuer and Chase.

25.  BUSINESS DAY

      Whenever any payment to be made hereunder shall be due on a day which is not a business day for Chase, then such payment shall be made on Chase's next succeeding business day.

26.  COUNTERPARTS

     This Agreement may be executed in counterparts, each of which shall be deemed an original and such counterparts together shall constitute but one instrument.

27.  HEADINGS

      The headings in this Agreement are for purposes of reference only and
shall   not   in  any  way  limit  or  otherwise  affect  the  meaning   or
interpretation of any of the terms of this Agreement.

28.  GOVERNING LAW

      This Agreement and the Notes shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the conflict of laws provisions thereof.

29.  JURISDICTION AND VENUE

      Each party hereby irrevocably and unconditionally submits to the jurisdiction of the United States District Court for the Southern District of New York and any New York State court located in the Borough of Manhattan in New York City and of any appellate court from any thereof for the purposes of any legal suit, action or proceeding arising out of or relating to this Agreement (a "Proceeding"). Each party hereby irrevocably agrees that all claims in respect of any Proceeding may be heard and determined in such Federal or New York State court and irrevocably waives, to the fullest extent it may effectively do so, any objection it may now or hereafter have to the laying of venue of any Proceeding in any of the aforementioned courts and the defense of an inconvenient forum to the maintenance of any Proceeding.

30.  WAIVER OF TRIAL BY JURY

      EACH PARTY HEREBY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.


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

31.  ACCOUNT CONDITIONS

      Each Account shall be subject to Chase's account conditions, as in effect from time to time.


      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by duly authorized officers as of the day and year first-above written.

THE CHASE MANHATTAN BANK           TYSON FOODS, INC.

By:                                By:

Name:                                   Name:

Title:                                  Title:

Date:  January 12, 2001                      Date:  January 12, 2001






































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